UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2006

MERCHANDISE CREATIONS, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	20-1703887
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8201 Towne Main Drive #1421
Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(972) 987-5880

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS

On December 9, 2006, the Registrant entered into and closed a Limited Asset Purchase Agreement (“Purchase Agreement”) with SysteamUS, Inc., a California corporation (“SysteamUS” or “Seller”). In accordance with the Purchase Agreement, the Registrant acquired all of SysteamUS’ right, title and interest in and to certain of its assets associated with its security business, including the source codes, patents, trade marks, service marks, copy rights, documentation and technical specifications and intellectual property associated therewith, along with other written descriptions of the security software (the “Software”), for an aggregate purchase price of US$5,850,000 in cash.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

2	Material Contracts and Agreements
(a) Limited Assets Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANDISE CREATIONS , INC.
(Registrant)

Signature	Title	Date

/s/ Robert Turner	President and CEO	December 14, 2006
Robert Turner

/s/ Robert Turner	Secretary	December 14, 2006
Robert Turner

/s/ Robert Turner	Chief Financial Officer	December 14, 2006
Robert Turner

3